JOHN HANCOCK  V.A. 500 INDEX FUND JOHN HANCOCK V.A.  BOND FUND JOHN HANCOCK
V.A. CORE EQUITY FUND JOHN HANCOCK V.A. HIGH YIELD BOND FUND JOHN HANCOCK V.A. INTERNATINAL FUND JOHN HANCOCK V.A. LARGE CAP GROWTH FUND JOHN HANCOCK V.A. MID CAP GROWTH FUND JOHN HANCOCK V.A. MONEY MARKET FUND JOHN HANCOCK V.A. REGIONAL BANK FUND JOHN HANCOCK V.A. SMALL CAP GROWTH FUND Exhibit - Item 77 Sub-Item 77.C. December 5, 2001 Special Meeting To approve Agreements and Plans of Reorganization between the following funds as described in the proxy statement for these meetings dated November 1, 2001, be and hereby are authorized and approved: John Hancock V.A. 500 Index Fund and Equity Index Fund of the John Hancock Variable Series Trust I; John Hancock V.A. Bond Fund and Active Bond Fund of the John Hancock Variable Series Trust I; John Hancock V.A. Core Equity Fund and Growth & Income Fund of the John Hancock Variable Series Trust I; John Hancock V.A. High Yield Bond Fund and John Hancock V.A. Strategic Income Fund; John Hancock V.A. International Fund and International Equity Fund of the John Hancock Variable Series Trust I; John Hancock V.A. Large Cap Growth Fund and Growth & Income Fund of the John Hancock Variable Series Trust I; John Hancock V.A. Mid Cap Growth Fund and Fundamental Growth Fund of the John Hancock Variable Series Trust I; John Hancock V.A. Money Market Fund and Money Market Fund of the John Hancock Variable Series Trust I; John Hancock V.A. Regional Bank Fund and John Hancock V.A. Financial Industries Fund; John Hancock V.A. Small Cap Growth Fund and Small Cap Growth Fund of the John Hancock Variable Series Trust I. V.A. 500 Index Fund Number of affirmative votes - 976,795 Number of negative votes - 21,461 V.A. Bond Fund Number of affirmative votes - 5,925,979 Number of negative votes - 133,431 V.A. Core Equity Fund Number of affirmative votes - 2,136,315 Number of negative votes - 8,747 V.A. High Yield Bond Fund Number of affirmative votes - 528,299 Number of negative votes - 4,270 V.A. International Fund Number of affirmative votes - 266,674 Number of negative votes - 4,754 V.A. Large Cap Growth Fund Number of affirmative votes - 671,723 Number of negative votes - 11,226 V.A. Mid Cap Growth Fund Number of affirmative votes - 453,677 Number of negative votes - 16,468 V.A. Money Market Fund Number of affirmative votes - 121,215,216 Number of negative votes - 2,600,931 V.A. Regional Bank Fund Number of affirmative votes - 930,610 Number of negative votes - 39,953 V.A. Small Cap Growth Fund Number of affirmative votes - 853,469 Number of negative votes - 10,400